Exhibit 99.1

Eve and Global Crossing Airlines sign Letter of Intent for up to 200 eVTOL aircraft and enable future collaboration for UAM

Melbourne, Florida, March 16, 2022 – Eve UAM, LLC (“Eve”), an Embraer S.A. (“Embraer”) company, and Global Crossing Airlines Group, Inc. (JET: NEO; JET.B: NEO JETMF: OTCQB) (“GlobalX”) have signed a Letter of Intent (LoI) to order up to 200 of Eve’s electric vertical take-off and landing aircraft (eVTOL). This potential sale is included in Eve’s current order backlog of up to 1,785 eVTOLs. The company expects to start the deliveries in 2026.

The agreement also enables a promising partnership that intends to explore the development of an ecosystem to scale Urban Air Mobility (UAM) and reinforces the Concept of Operations (CONOPS) in Miami-Dade that was announced today. GlobalX’s expertise as a flag airline will contribute not only to the formulation of the infrastructure needed to permit eVTOL flights, but also the deployment of Eve’s aircraft throughout their network.

“We are honored to be working with Eve Air Mobility and believe their affiliation with Embraer ensures Eve will be the best positioned eVTOL OEM. These eVTOLs will enable us to expand our market throughout south Florida, bringing our customers to their flights at MIA and FLL, as well as local flying within Key West and all of the Keys, Naples, and Palm Beach. This will help extend and expand our brand,” said Ed Wegel, Chair and CEO of GlobalX.

“We are delighted with this partnership with GlobalX, which will maximize our efforts to structure UAM operations. Their experience as an airline will contribute to the expansion of Eve’s eVTOL deployment in North America. The partnership also ensures both companies’ commitment to delivering sustainable UAM and providing the community with better and faster solutions,” said Andre Stein, co-CEO of Eve.

The completion of the transactions contemplated by the LoI is subject to the execution of definitive agreements and receipt of all necessary regulatory approvals.

Follow Eve and Embraer on Twitter: @EveAirMobility @Embraer

About Global Crossing Airlines

GlobalX is a US 121 domestic flag and supplemental airline flying the Airbus A320 family aircraft. GlobalX flies as a passenger ACMI and charter airline serving the US, Caribbean, and Latin American markets. In 2022, GlobalX will enter ACMI cargo service flying the A321 freighter, subject to DOT and FAA approvals. For more information please visit www.globalxair.com.

About Eve Air Mobility

Eve is dedicated to accelerating the Urban Air Mobility (UAM) ecosystem. Benefitting from a startup mindset, backed by Embraer’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, a comprehensive global services and support network and a unique air traffic management solution. For more information, please visit www.eveairmobility.com.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), Zanite has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement (as amended by Amendment No. 1 to the preliminary proxy statement, filed on February 9, 2022) relating to the business combination. When available, Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Zanite’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement, when available, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the business combination. Stockholders of Zanite may obtain copies of the preliminary proxy statement, the definitive proxy statement (when available) and other documents that have been or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Forward-Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Eve’s, Embraer’s and GlobalX’s current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,”

“project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the potential order of up to 200 eVTOLs, the ability of Eve to deliver eVTOL aircraft in 2026, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on current assumptions about future events that may not prove to be accurate. These statements are not guaranteed and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made, and neither party undertakes an obligation to update or revise any forward-looking statement, except as required by law. Specific factors that could cause actual results to differ materially from these forward-looking statements include the effect of global economic conditions, the ability of the parties to negotiate and enter into a definitive agreement and realize anticipated synergies, the ability of Eve to obtain the required certifications to manufacture and sell its eVTOL aircraft, and other important factors previously disclosed in the section entitled “Risk Factors” in Zanite’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and other documents of Zanite filed, or to be filed, with the SEC, all of which are accessible on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading Zanite’s preliminary proxy statement for the proposed business combination and, when it is filed with the SEC, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination. Stockholders, potential investors and other interested persons should read the preliminary proxy statement carefully and, when it becomes available, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.